                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                CURRENT REPORT


                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934


                      Date of Report:  December 13, 1993


                        LAURENTIAN CAPITAL CORPORATION

                         Commission File No.:  0-8403

Incorporated in the                         I.R.S. Employer Identification No.
State of Delaware                                59-1611314

                            640 Lee Road Suite 303
                           Wayne, Pennsylvania 19087


                         Registrant's Telephone Number
                       Including Area Code: 610/889-7400


                           Exhibit Index at page 4.

Item 5.     OTHER EVENTS.


      On December 13, 1993 the Company entered into a Change of Control

Agreement with Robert T. Rakich, President and Chief Executive Officer of the

Company, a copy of which is attached hereto as Exhibit A and made a part hereof.


      On December 13, 1993 the Company entered into a Change of Control

Agreement with Bernhard M. Koch, Secretary of the Company, a copy of which is attached hereto as Exhibit B and made a part hereof.


Item 6.     EXHIBITS.


      Exhibit A         Change of Control Agreement with Robert T. Rakich
                        dated December 13, 1993.

      Exhibit B         Change of Control Agreement with Bernhard M. Koch
                        dated December 13, 1993.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LAURENTIAN CAPITAL CORPORATION


                                    BY:    /S/ BERNHARD M. KOCH
                                          --------------------------------------
                                          Bernhard M. Koch
                                          Secretary

March 14, 1994

                                 EXHIBIT INDEX

                                                                         Page
                                                                       Number
                                                                       ------

Exhibit A         Change of Control Agreement with Robert T. Rakich         5
                  dated December 13, 1993.

Exhibit B         Change of Control Agreement with Bernhard M. Koch        18
                  dated December 13, 1993.

                                   Exhibit A


                         CHANGE OF CONTROL AGREEMENT


            THIS AGREEMENT made this 13th day of December, 1993, between

Laurentian Capital Corporation (the "Company") and Robert T. Rakich, presently

President and Chief Executive Officer of the Company ("Executive").


            WHEREAS, the Company recognizes that Executive's contribution to the growth and success of the Company has been substantial and desires to assure the Company of Executive's continued employment; and


            WHEREAS, in this connection, the Board of Directors of the Company

(the "Board") recognizes that, as is the case with many publicly-held corporations and their subsidiaries, the possibility of a change in control may exist and that such possibility and the uncertainty which it may raise among management may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and


            WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of

Executive to his assigned duties without distractions arising from the possibility of a change in control of the

Company; and


            WHEREAS, in order to take such steps with respect to Executive and to induce Executive to remain in the employ of the Company, the Company has agreed that Executive shall receive certain severance payments as set forth below in the event his employment with the Company is terminated subsequent to a change in control of the Company, on the terms and under the circumstances described below.


            NOW, THEREFORE, it is hereby agreed by and between the parties as follows:


      1.    OPERATION OF AGREEMENT

            This Agreement shall be effective immediately upon its execution by the parties, but, anything in this Agreement to the contrary notwithstanding, shall become operative only upon a "Change in Control of the

Company" as defined in Section 2 hereof.


      2.    CHANGE IN CONTROL OF THE COMPANY

            (a)   For purposes of this Agreement, a "Change in Control of the

Company" or "Change of Control" shall be deemed to have occurred upon the occurrence of any of the following:

                  (i)   a change in control of a nature that would be required

to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A or

Item 403(c) of Regulation S-K, or any successor thereto, promulgated under the

Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;


                  (ii) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) who does not currently beneficially own such securities hereafter becomes the "beneficial owner" (as defined in Rule 13d-3 under the

Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of a Current Controlling Person of the Company (any person who is currently the beneficial owner of 50% or more of the Combined voting power of the Company's outstanding securities being referred to herein as a "Current

Controlling Person of the Company");


                  (iii) there shall be elected to the Board four or more

persons who are not elected or nominated for election to the Board by the current directors or directors whose successors were ultimately nominated or elected by the current directors; or


                  (iv) the shareholders of the Company approve a merger or

consolidation of the Company with any other company, other than a merger or consolidation which would result in the
voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or


                  (v) the shareholders of the Company approve a plan of

complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


            (b)   Anything in this Agreement to the contrary notwithstanding,

if an event described in Section 2(a) occurs (a "Change of Control Event") and if the Executive's employment with the Company is terminated prior to the date on which the Change of Control Event occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control Event or (ii) otherwise arose in connection with or anticipation of the Change of Control Event, then for all purposes of this

Agreement a Change of Control shall be deemed to have occurred on the date immediately prior to the date of such termination of employment.

      3.    SEVERANCE PAYMENT ON TERMINATION OF EMPLOYMENT

            (a) If, within the eighteen-month period subsequent to a Change of

Control (the "Post-Change Period"), the Executive's employment by the Company shall be terminated:  (i) by the Company (other than for Cause, as defined in

Section 5, or for Retirement, as defined in Section 4); or (ii) by Executive for Good Reason, as defined in Section 6; the Company shall pay Executive a severance payment (the "Total Severance Amount") determined in accordance with

Section 3(b).


            (b)   The Total Severance Amount shall be an amount equal to (i)

eighteen (18) times the highest monthly base salary paid by the Company and includible in the Executive's gross income during the twelve-month period ending before the Change of Control (the "Base Severance Amount"), plus (ii)

the "Prorated Bonus Payment" defined in Section 3(c), if any.


            (c)   If, immediately prior to the date of termination of

Executive's employment by the Company ("Termination Date"), there is in effect a bonus plan applicable to Executive, the "Prorated Bonus Payment" shall be calculated by multiplying (i) the amount of bonus which would have been payable to Executive for the full year in which the Termination Date occurred if Executive had remained employed by the Company for the full year,

multiplied by (ii) a fraction, the numerator of which shall be the number of days elapsed in such year prior to the Termination Date, and the denominator of which shall be 365. The Prorated Bonus Payment, if any, shall be paid to the Executive promptly after the determination by the Company of annual bonus amounts for the year as to which the Prorated Bonus Payment is calculated.


            (d) Executive may opt to continue to participate, at levels not less than those existing on the day before the Change of Control or the

Termination Date, at Executive's election, in the Company's health and hospital plan for a period of two years from the Termination Date, by giving written notice to the Company of such election within thirty (30) days of the

Termination Date.  In such event, the Present Value, as defined in Internal

Revenue Code Section 280G, of such continued benefits shall be deducted from the Base Severance Amount, and the balance paid to the Executive in cash.  If the Executive does not elect such continued benefit, all of the Base Severance

Amount shall be paid to the Executive in cash.  In either event, the cash portion of the Base Severance Amount shall be paid to the Executive within thirty (30) days after the Termination Date.


            (e) The payment of the amounts provided for herein shall not affect the obligations of the Company or its successors, under any plan, other agreement or arrangement pursuant to which Executive is entitled to any retirement, pension, stock or insurance benefits, or payments or welfare contributions applicable to retired management employees of the Company,

generally.

      4.    TERMINATION UPON RETIREMENT

            Termination by the Company or by Executive of Executive's

employment by reason of "Retirement" shall mean termination on or after

Executive's "normal retirement date", as defined in the Company's Retirement

Plan as of the date hereof, or in accordance with any retirement arrangement established with Executive's consent with respect to the Executive.


      5.    TERMINATION FOR CAUSE

            Termination by the Company of Executive's employment for "Cause"

shall mean termination upon: (a) the willful and continued failure by

Executive to substantially perform his duties with the Company (other than any such failure resulting in termination by Executive for Good Reason), after a written demand for substantial performance is delivered to Executive that specifically identifies the manner in which the Company believes that the

Executive has not substantially performed his duties, and Executive has failed to resume substantial performance of his duties on a continuous basis within fourteen (14) days of receiving such demand; (b) the willful engaging by

Executive in conduct which is demonstrably and materially injurious to the

Company, monetarily or otherwise; or (c) Executive's conviction of a felony or conviction of a misdemeanor which impairs Executive's ability substantially to perform his duties with the Company.  For purposes of this Section, an act, or failure to act, on Executive's part shall be not be deemed "willful" if it is done, or omitted to be done, by Executive in good faith and with reasonable belief that Executive's action or omission was in the best interest of the Company.


      6.    TERMINATION BY EXECUTIVE FOR GOOD REASON

            Executive shall be deemed for the purposes of this Agreement to have terminated his employment for "Good Reason" if he terminates his employment after the occurrence (other than such as may be isolated,

unsubstantial and inadvertent on the Company's part and which is remedied promptly by the Company after receipt of notice from Executive), without

Executive's express written consent and after a Change in Control of the

Company, of any one or more of the following:


            (a)   the assignment to Executive of duties which are

substantially inconsistent with his duties, responsibilities and status

(including offices, titles and reporting requirements) or a substantial reduction or alteration in the nature or status of Executive's responsibilities from the most significant of those in effect during the six-month period immediately preceding the Change of Control;


            (b)   a reduction by the Company in Executive's total compensation

(including, without limitation, salary, bonus, benefits and any perquisite allowance) as in effect on the date hereof, or as the same shall be increased from time to time, by more than 20%;

            (c)   the failure by the Company to continue Executive's

participation in any of the Company's employee benefit, incentive, fringe benefit (including vacation), expense reimbursement or office support and personal staff policies, plans, practices or arrangements, including, but not limited to, those plans, policies and arrangements maintained solely for the benefit of key management personnel, in which Executive participates, on substantially the same basis as those provided generally from time to time after the Change of Control to other peer executives of the Company and its affiliated companies; or


            (d)   the failure of the Company to obtain a satisfactory

agreement from any successor to the Company to assume and agree to perform this Agreement.


      7.    LEGAL FEES AND EXPENSES

            The Company shall pay any legal fees and expenses incurred by

Executive as a result of termination of employment as provided hereunder

(including all such fees and expenses, if any, in contesting any action of the

Company); in seeking to enforce any right or benefit provided by this

Agreement; or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Internal Revenue Code to any payment or benefit provided hereunder.

      8.    MITIGATION; DISPUTES

            (a)   Executive shall not be required to mitigate the amount of

any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by Executive as the result of employment by another employer after the Termination Date, or otherwise.


            (b)   The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim,

right or action which the Company may have against the Executive or others.


            (c)   If there shall be any dispute between the Company and the

Executive (i) in the event of any termination of the Executive's employment by the Company, whether such termination was for Cause, or (ii) in the event of any termination of employment by the Executive, whether Good Reason existed,

then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause or that the determination by the Executive of the existence of Good Reason was not made in good faith, the Company shall pay all amounts, and provide all benefits, to the Executive and/or the Executive's family or other beneficiaries, as the case may be, that the Company would be required to pay or provide pursuant to Section

6 as though such termination were by the Company without Cause, or by the

Executive with Good Reason; provided, however, that the Company shall not be required to pay any disputed amount pursuant to this paragraph except upon receipt of an undertaking by or on behalf of the Executive to repay all such amounts to which the Executive is ultimately adjudged by such court not be entitled.

      9.    TERMINATION DATE

            Termination Date shall mean the date of Executive's termination as set forth in a notice from the Company to the Executive or the Executive to the Company.


      10.   SUCCESSORS; BINDING AGREEMENT

            This Agreement shall inure to the benefit of and be enforceable by

Executive's personal or legal representatives, executors, administrators,

successors, heirs, distributes, devisees and legatees.  If Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement, to Executive's devisee, legatee or other designee or, if there is no such designee, to

Executive's estate.


      11.   NOTICES

            Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing to the Company or, in the case of the Company,

at its principal executive offices.


      12.   MISCELLANEOUS

            No provision of this Agreement may be modified, waived or

discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer as may be specifically designated by the Board.


      13.   VALIDITY

            The invalidity or unenforceability of any provision of this

Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.


      14.   COUNTERPARTS

            This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


      15.   NON-WAIVER

            The Executive's or the Company's failure to immediately insist upon strict compliance with any provision of this Agreement, including,

without limitation, the right of Executive to terminate employment for Good

Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.


      IN WITNESS WHEREOF, the Company and Executive have executed this Change of Control Agreement as of the date first above written.


                                                      COMPANY

                                          LAURENTIAN CAPITAL CORPORATION


                                          By /s/ Robert J. Hughes
                                            -----------------------------
                                          Its  Secretary
                                             ----------------------------

                                                      EXECUTIVE

                                             /s/ Robert T. Rakich
                                            -----------------------------

                                   Exhibit B


                         CHANGE OF CONTROL AGREEMENT


            THIS AGREEMENT made this 13th day of December, 1993, between

Laurentian Capital Corporation (the "Company") and Bernhard M. Koch, presently

Senior Vice President, Treasurer and Chief Financial Officer, of the Company

("Executive").


            WHEREAS, the Company recognizes that Executive's contribution to the growth and success of the Company has been substantial and desires to assure the Company of Executive's continued employment; and


            WHEREAS, in this connection, the Board of Directors of the Company

(the "Board") recognizes that, as is the case with many publicly-held corporations and their subsidiaries, the possibility of a change in control may exist and that such possibility and the uncertainty which it may raise among management may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders; and


            WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of

Executive to his assigned duties without distractions arising from the possibility of a change in control of the

Company; and


            WHEREAS, in order to take such steps with respect to Executive and to induce Executive to remain in the employ of the Company, the Company has agreed that Executive shall receive certain severance payments as set forth below in the event his employment with the Company is terminated subsequent to a change in control of the Company, on the terms and under the circumstances described below.


            NOW, THEREFORE, it is hereby agreed by and between the parties as follows:


      1.    OPERATION OF AGREEMENT

            This Agreement shall be effective immediately upon its execution by the parties, but, anything in this Agreement to the contrary notwithstanding, shall become operative only upon a "Change in Control of the

Company" as defined in Section 2 hereof.


      2.    CHANGE IN CONTROL OF THE COMPANY

            (a)   For purposes of this Agreement, a "Change in Control of the

Company" or "Change of Control" shall be deemed to have occurred upon the occurrence of any of the following:

                  (i)   a change in control of a nature that would be required

to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A or

Item 403(c) of Regulation S-K, or any successor thereto, promulgated under the

Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement;


                  (ii) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) who does not currently beneficially own such securities hereafter becomes the "beneficial owner" (as defined in Rule 13d-3 under the

Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of a Current Controlling Person of the Company (any person who is currently the beneficial owner of 50% or more of the Combined voting power of the Company's outstanding securities being referred to herein as a "Current

Controlling Person of the Company");


                  (iii) there shall be elected to the Board four or more

persons who are not elected or nominated for election to the Board by the current directors or directors whose successors were ultimately nominated or elected by the current directors; or


                  (iv) the shareholders of the Company approve a merger or

consolidation of the Company with any other company, other than a merger or consolidation which would result in the
voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or


                  (v) the shareholders of the Company approve a plan of

complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


            (b)   Anything in this Agreement to the contrary notwithstanding,

if an event described in Section 2(a) occurs (a "Change of Control Event") and if the Executive's employment with the Company is terminated prior to the date on which the Change of Control Event occurs, and if it is reasonably demonstrated by the Executive that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect the Change of Control Event or (ii) otherwise arose in connection with or anticipation of the Change of Control Event, then for all purposes of this

Agreement a Change of Control shall be deemed to have occurred on the date immediately prior to the date of such termination of employment.

      3.    SEVERANCE PAYMENT ON TERMINATION OF EMPLOYMENT

            (a) If, within the eighteen-month period subsequent to a Change of

Control (the "Post-Change Period"), the Executive's employment by the Company shall be terminated:  (i) by the Company (other than for Cause, as defined in

Section 5, or for Retirement, as defined in Section 4); or (ii) by Executive for Good Reason, as defined in Section 6; the Company shall pay Executive a severance payment (the "Total Severance Amount") determined in accordance with

Section 3(b).


            (b)   The Total Severance Amount shall be an amount equal to (i)

eighteen (18) times the highest monthly base salary paid by the Company and includible in the Executive's gross income during the twelve-month period ending before the Change of Control (the "Base Severance Amount"), plus (ii)

the "Prorated Bonus Payment" defined in Section 3(c), if any.


            (c)   If, immediately prior to the date of termination of

Executive's employment by the Company ("Termination Date"), there is in effect a bonus plan applicable to Executive, the "Prorated Bonus Payment" shall be calculated by multiplying (i) the amount of bonus which would have been payable to Executive for the full year in which the Termination Date occurred if Executive had remained employed by the Company for the full year,

multiplied by (ii) a fraction, the numerator of which shall be the number of days elapsed in such year prior to the Termination Date, and the denominator of which shall be 365. The Prorated Bonus Payment, if any, shall be paid to the Executive promptly after the determination by the Company of annual bonus amounts for the year as to which the Prorated Bonus Payment is calculated.


            (d) Executive may opt to continue to participate, at levels not less than those existing on the day before the Change of Control or the

Termination Date, at Executive's election, in the Company's health and hospital plan for a period of two years from the Termination Date, by giving written notice to the Company of such election within thirty (30) days of the

Termination Date.  In such event, the Present Value, as defined in Internal

Revenue Code Section 280G, of such continued benefits shall be deducted from the Base Severance Amount, and the balance paid to the Executive in cash.  If the Executive does not elect such continued benefit, all of the Base Severance

Amount shall be paid to the Executive in cash.  In either event, the cash portion of the Base Severance Amount shall be paid to the Executive within thirty (30) days after the Termination Date.


            (e) The payment of the amounts provided for herein shall not affect the obligations of the Company or its successors, under any plan, other agreement or arrangement pursuant to which Executive is entitled to any retirement, pension, stock or insurance benefits, or payments or welfare contributions applicable to retired management employees of the Company,

generally.

      4.    TERMINATION UPON RETIREMENT

            Termination by the Company or by Executive of Executive's

employment by reason of "Retirement" shall mean termination on or after

Executive's "normal retirement date", as defined in the Company's Retirement

Plan as of the date hereof, or in accordance with any retirement arrangement established with Executive's consent with respect to the Executive.


      5.    TERMINATION FOR CAUSE

            Termination by the Company of Executive's employment for "Cause"

shall mean termination upon: (a) the willful and continued failure by

Executive to substantially perform his duties with the Company (other than any such failure resulting in termination by Executive for Good Reason), after a written demand for substantial performance is delivered to Executive that specifically identifies the manner in which the Company believes that the

Executive has not substantially performed his duties, and Executive has failed to resume substantial performance of his duties on a continuous basis within fourteen (14) days of receiving such demand; (b) the willful engaging by

Executive in conduct which is demonstrably and materially injurious to the

Company, monetarily or otherwise; or (c) Executive's conviction of a felony or conviction of a misdemeanor which impairs Executive's ability substantially to perform his duties with the Company.  For purposes of this Section, an act, or failure to act, on Executive's part shall be not be deemed "willful" if it is done, or omitted to be done, by Executive in good faith and with reasonable belief that Executive's action or omission was in the best interest of the Company.


      6.    TERMINATION BY EXECUTIVE FOR GOOD REASON

            Executive shall be deemed for the purposes of this Agreement to have terminated his employment for "Good Reason" if he terminates his employment after the occurrence (other than such as may be isolated,

unsubstantial and inadvertent on the Company's part and which is remedied promptly by the Company after receipt of notice from Executive), without

Executive's express written consent and after a Change in Control of the

Company, of any one or more of the following:


            (a)   the assignment to Executive of duties which are

substantially inconsistent with his duties, responsibilities and status

(including offices, titles and reporting requirements) or a substantial reduction or alteration in the nature or status of Executive's responsibilities from the most significant of those in effect during the six-month period immediately preceding the Change of Control;


            (b)   a reduction by the Company in Executive's total compensation

(including, without limitation, salary, bonus, benefits and any perquisite allowance) as in effect on the date hereof, or as the same shall be increased from time to time, by more than 20%;

            (c)   the failure by the Company to continue Executive's

participation in any of the Company's employee benefit, incentive, fringe benefit (including vacation), expense reimbursement or office support and personal staff policies, plans, practices or arrangements, including, but not limited to, those plans, policies and arrangements maintained solely for the benefit of key management personnel, in which Executive participates, on substantially the same basis as those provided generally from time to time after the Change of Control to other peer executives of the Company and its affiliated companies; or


            (d)   the failure of the Company to obtain a satisfactory

agreement from any successor to the Company to assume and agree to perform this Agreement.


      7.    LEGAL FEES AND EXPENSES

            The Company shall pay any legal fees and expenses incurred by

Executive as a result of termination of employment as provided hereunder

(including all such fees and expenses, if any, in contesting any action of the

Company); in seeking to enforce any right or benefit provided by this

Agreement; or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Internal Revenue Code to any payment or benefit provided hereunder.

      8.    MITIGATION; DISPUTES

            (a)   Executive shall not be required to mitigate the amount of

any payment provided for in this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for in this Agreement be reduced by any compensation earned by Executive as the result of employment by another employer after the Termination Date, or otherwise.


            (b)   The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim,

right or action which the Company may have against the Executive or others.


            (c)   If there shall be any dispute between the Company and the

Executive (i) in the event of any termination of the Executive's employment by the Company, whether such termination was for Cause, or (ii) in the event of any termination of employment by the Executive, whether Good Reason existed,

then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause or that the determination by the Executive of the existence of Good Reason was not made in good faith, the Company shall pay all amounts, and provide all benefits, to the Executive and/or the Executive's family or other beneficiaries, as the case may be, that the Company would be required to pay or provide pursuant to Section

6 as though such termination were by the Company without Cause, or by the

Executive with Good Reason; provided, however, that the Company shall not be required to pay any disputed amount pursuant to this paragraph except upon receipt of an undertaking by or on behalf of the Executive to repay all such amounts to which the Executive is ultimately adjudged by such court not be entitled.


      9.    TERMINATION DATE

            Termination Date shall mean the date of Executive's termination as set forth in a notice from the Company to the Executive or the Executive to the Company.


      10.   SUCCESSORS; BINDING AGREEMENT

            This Agreement shall inure to the benefit of and be enforceable by

Executive's personal or legal representatives, executors, administrators,

successors, heirs, distributes, devisees and legatees.  If Executive should die while any amount would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement, to Executive's devisee, legatee or other designee or, if there is no such designee, to

Executive's estate.


      11.   NOTICES

            Any notices, requests, demands, and other communications provided for by this Agreement shall be sufficient if in writing and if sent by registered or certified mail to the Executive at the last address he has filed in writing to the Company or, in the case of the Company,

at its principal executive offices.


      12.   MISCELLANEOUS

            No provision of this Agreement may be modified, waived or

discharged unless such waiver, modification or discharge is agreed to in writing and signed by Executive and such officer as may be specifically designated by the Board.


      13.   VALIDITY

            The invalidity or unenforceability of any provision of this

Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.


      14.   COUNTERPARTS

            This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


      15.   NON-WAIVER

            The Executive's or the Company's failure to immediately insist upon strict compliance with any provision of this Agreement, including,

without limitation, the right of Executive to terminate employment for Good

Reason, shall not be deemed to be a waiver of


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

such provision or right or any other provision or right of this Agreement.


      IN WITNESS WHEREOF, the Company and Executive have executed this Change of Control Agreement as of the date first above written.


                                                      COMPANY

                                          LAURENTIAN CAPITAL CORPORATION


                                          By  /s/ Robert J. Hughes
                                            -----------------------------
                                          Its  Secretary
                                             ----------------------------

                                                      EXECUTIVE

                                             /s/ Bernhard M. Koch
                                            -----------------------------


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